STRATTON MUTUAL FUNDS

                       Stratton Growth Fund, Inc.
               Stratton Monthly Dividend REIT Shares, Inc.
                        The Stratton Funds, Inc.


                    Supplement dated October 18, 2004
                     to Prospectus dated May 1, 2004

The ratio of net investment income to average net assets of the Stratton Monthly Dividend REIT Shares, Inc. in fiscal years 2003, 2001 and 2000 was stated incorrectly in the Prospectus. The Financial Highlights of the Stratton Monthly Dividend REIT Shares, Inc. on page 13 of the
Prospectus is hereby replaced in its entirety with the following:


               STRATTON MONTHLY DIVIDEND REIT SHARES, INC.


                                       YEARS ENDED DECEMBER 31,
                              2003     2002      2001      2000     1999

NET ASSET VALUE,
BEGINNING OF YEAR......     $26.56    $26.74    $23.43    $21.28   $24.78

INCOME FROM INVESTMENT OPERATIONS

Net investment
income......................  1.26      1.09      1.39      1.45     1.55

Redemption Fees               0.01      0.05        -        -         -

Net gains (losses) on
securities (both realized
and unrealized) ...........   6.95      0.60      3.84      2.62    (3.01)

Total from investment
operations.................   8.22      1.74      5.23      4.07    (1.46)


LESS DISTRIBUTIONS

Dividends (from net
investment income).         (1.26)    (1.09)    (1.39)    (1.45)    (1.55)

Distributions (in
excess of net
investment income).           -         -       (0.53)    (0.20)      -

Return of capital ......    (0.66)    (0.83)      -       (0.27)    (0.49)

Total distributions.......  (1.92)    (1.92)    (1.92)    (1.92)    (2.04)


NET ASSET VALUE, END
OF YEAR....................$32.86     $26.56    $26.74    $23.43    $21.28

TOTAL RETURN........       32.38%      6.46%    22.98%    20.10%   (6.25%)


RATIOS/SUPPLEMENTAL DATA

Net assets, end of
year (in 000's)........  $204,833   $133,838   $89,709   $60,229   $59,413

Ratio of expenses to
average  net assets....     1.00%      1.03%     1.09%     1.20%     1.09%

Ratio of net investment
income to average net
assets................      3.50%      3.92%     5.35%     6.50%     6.61%

Portfolio turnover
rate..................     25.43%     24.33%    71.16%    25.54%    13.94%




                   INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                  WITH THE PROSPECTUS AND SEMI-ANNUAL REPORT
                            FOR FUTURE REFERENCE